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                                    VANGUARD
                                   U.S. GROWTH
                                    PORTFOLIO

                                  Fund Profile
                                January 29, 1997

                                     [LOGO]


The U.S. Growth Portfolio is part of Vanguard World Fund, which also includes the International Growth Portfolio.


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1   OBJECTIVE

Vanguard U.S. Growth Portfolio seeks to provide long-term capital growth. The Portfolio may not meet this objective.


2   INVESTMENT STRATEGIES

The Portfolio invests primarily in common stocks of high-quality, seasoned U.S. companies, emphasizing companies with strong growth records, leading market positions, and low sensitivity to changing economic conditions. In addition to investing in common stocks, the Portfolio may also invest, to a limited degree, in short-term fixed-income securities, and futures and options contracts.


3   RISKS

The Portfolio's total return will fluctuate, so an investor could lose money over short or extended periods. More specifically, investors in the Portfolio are exposed to . . .

- A HIGH degree of STOCK MARKET RISK (the possibility that stock prices in general will decline over short or extended periods).

Historical returns for the U.S. stock market (as measured by the Standard & Poor's 500 Composite Stock Price Index) show some of this market volatility. From 1926 to 1996, the S&P 500 Index provided an annualized total return of 10.7%, but provided a negative return-- averaging -12.3%--in 20 of these 71 years. Annual returns for the period ranged from a low of -43.3% to a high of 53.9%.

Because it emphasizes growth stocks, the Portfolio is likely to perform differently than broader market benchmarks like the S&P 500 Index.
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4   APPROPRIATENESS

This Portfolio may be suitable for investors who . . .

-  Are seeking long-term capital growth.

-  Are willing to assume above-average investment risk.

-  Want a growth fund as part of a balanced investment program.

-  Plan to invest for at least five years.

The Portfolio is not suitable for investors who . . .

-  Are seeking current income.

-  Cannot tolerate fluctuating share prices.


5   FEES AND EXPENSES

Vanguard U.S. Growth Portfolio--like all Vanguard funds--is offered on a pure no-load basis (that is, the Portfolio has no 12b-1 fees or charges to buy or sell shares).

The Portfolio's operating expenses are deducted from its total assets before daily share prices and income distributions are calculated. The Portfolio's expense ratio for fiscal year 1996 was 0.43% of assets.

    ANNUAL FUND OPERATING EXPENSES
    ------------------------------
    Investment Advisory Fees................... 0.16%
    Distribution Costs......................... 0.02
    Other Expenses............................. 0.25
                                                ----
    TOTAL OPERATING EXPENSES .................. 0.43%
                                                ====

The following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

    1 YEAR        3 YEARS       5 YEARS       10 YEARS
    ------        -------       -------       --------
     $4            $14           $24            $54

This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.

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6   PAST PERFORMANCE

                                  PERFORMANCE
                          ANNUAL RETURNS (%) 1987-1996

                                   VANGUARD                       S&P
                                  U.S. GROWTH                     500
                                   PORTFOLI0                     INDEX*
                                   ---------                     ------
1987                                -6.1                          5.1
1988                                 8.8                         16.6
1989                                37.7                         31.7
1990                                 4.6                         -3.1
1991                                46.8                         30.5
1992                                 2.8                          7.6
1993                                -1.4                         10.1
1994                                 3.9                          1.3
1995                                38.4                         37.6
1996                                26.0                         23.0

                               PERFORMANCE SUMMARY
                        (PERIODS ENDED DECEMBER 31, 1996)

                         Average Annual Total Return
                    U.S. Growth Portfolio    S&P 500*
                    ---------------------    --------
   1 Year                   26.0%             23.0%
   5 Years                  12.9%             15.2%
   10 Years                 14.8%             15.3%

Note: In evaluating past performance, it is important to consider that returns from stocks were close to their highest levels in history during the past ten years. Past performance is not indicative of future performance.

Performance figures include the reinvestment of all dividends and any capital gains distributions. All returns are net of expenses. The performance data quoted represent past performance. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.




* The Standard & Poor's 500 Composite Stock Price Index is a diversified group of 500 securities used to measure U.S. stock market performance. An index is unmanaged; you cannot invest in an index.
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7   INVESTMENT ADVISER

The Portfolio has been managed by Lincoln Capital Management Company since August 1987. Lincoln manages total assets of more than $42 billion.

The managers responsible for overseeing the Portfolio are J. Parker Hall III, President of Lincoln, and David M. Fowler, Vice President of Lincoln. Both have served in this capacity since August 1987.


8   PURCHASES

You may purchase shares by mail, wire, or exchange from another Vanguard fund. The minimum initial investment is $3,000 ($1,000 for IRAs and custodial accounts for minors).


9   REDEMPTIONS

You may redeem shares by sending a letter to or calling Vanguard. The Portfolio's share price is expected to fluctuate and, at redemption, may be higher or lower than at the time of initial purchase, resulting in a taxable gain or loss.


10  DISTRIBUTIONS

The Portfolio expects to pay dividend and capital gains distributions annually. These distributions may be automatically reinvested or received in cash. All distributions are taxable to you whether reinvested in additional shares or received in cash.


11  OTHER SERVICES

- Vanguard Fund Express(R)--electronic transfers between your bank account and the Portfolio.

- Vanguard Tele-Account(R)--around-the-clock access to Vanguard fund information, account balances, and some transactions by calling 1-800-662-6273 (ON-BOARD).

- Investor Information--toll-free access to Vanguard Associates by calling 1-800-662-7447 (SHIP).

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1-800-662-7447

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E-mail
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This Fund Profile contains key information about the Portfolio. If you would like more information before you invest, please consult the Portfolio's accompanying prospectus. For details about the Portfolio's holdings or recent investment strategies, please review the Portfolio's most recent annual or semiannual report. The prospectus and reports may be obtained at no cost by calling Vanguard.

(C) 1997 Vanguard Marketing
Corporation, Distributor

FP23 -  0197-32B